ARTICLES OF ORGANIZATION

                                       OF

                                NORDIC ASI, L.C.
                                ----------------


         THESE ARTICLES OF ORGANIZATION forming a limited liability company under the laws of the State of Utah, are made and executed as of the first day of February, 2001, by the undersigned persons.

         1. Name. The name of the limited liability company is NORDIC ASI, L.C. (herein sometimes referred to as the "Company")

         2. Period of Duration. The period of duration of the Company shall be a term of 99 years unless sooner terminated pursuant to law or the provisions of the Company's Operating Agreement.

         3. Business Purpose. The business purpose or purposes for which the Company is organized to engage in any lawful business activity permitted under the laws of the State of Utah, and any other purposes as are necessary to protect or enhance the assets of the Company.

         4. Principal Office. The street address of the Company's registered office is 3820 Great Lakes Drive, Salt Lake City, Utah 84120.

         5. Registered Agent. The name, street address, and signature of the Company's initial registered agent are as follows:

                                         Frederick W. Volcansek, Sr.
                                         3820 Great Lake Drive
                                         Salt Lake City, Utah  84120

         6. Substitute Service of Process. The Director of the Division of Corporations and Commercial Code of the Utah Department of Commerce is hereby appointed as the agent of the Company for service of process if the registered agent has resigned, the registered agent's authority has been revoked, or the registered agent cannot be found or served with the exercise of reasonable diligence.

         7. Management. The management of the Company is reserved to Managers to be selected by the Members. The first such Managers, who shall serve as such Managers until the first meeting of the Members or until their successor is elected, are:


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                  President                 Frederick W. Volcansek, Sr.
                                            3820 W. Great Lakes Dr.
                                            Salt Lake City, UT  84120
                                            Fax:  (801) 973-9501

                  Executive                 Lloyd M. Taggart
                  Vice-President            3820 W. Great Lakes Dr.
                                            Salt Lake City, UT  84120
                                            Fax: (801) 974-0603


                  Vice-President            Reed Newbold
                                            1455 West 10400 South
                                            South Jordan, Utah  84095
                                            Fax: (801) 254-9710

                  Secretary                 Jayanti Govindji
                                            4113 West Alpine Cove Circle
                                            Alpine, Utah 84004
                                            Fax: (801) 756-0381


         8. Liability of Members. No Member shall personally be liable for any of the losses of the Company beyond his or her capital interest in the Company.

         The undersigned hereby affirm that they are the Members of the Company and that the facts stated in the foregoing Articles of Organization are true.


                                            NORDIC TECHNOLOGIES, INC., a
                                            Utah corporation



                                            By:/s/
                                               ----------------------------
                                               Frederick W. Volcansek, Sr.




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                                            SARKAT INTERNATIONAL, L.L.C., a Utah
                                            limited liability company


                                            By its Members:


                                            /s/
                                            ------------------------------------
                                            REED NEWBOLD




                                            /s/
                                            ------------------------------------
                                            JAYANTI GOVINDJI



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STATE OF UTAH             )
                          :  ss.
COUNTY OF SALT LAKE       )

         On the ------- day of February, 2001, personally appeared before me FREDERICK W. VOLCANSEK, SR., the signer of the above and foregoing instrument, who duly acknowledged to me that he executed the same.


                                            /s/ Donald F. Lilyquist
                                            -----------------------------------
                                            NOTARY PUBLIC



STATE OF UTAH             )
                          :  ss.
COUNTY OF SALT LAKE       )

         On the ------- day of February, 2001, personally appeared before me REED NEWBOLD, the signer of the above and foregoing instrument, who duly acknowledged to me that he executed the same.

                                            /s/ Donald F. Lilyquist
                                            -----------------------------------
                                            NOTARY PUBLIC



STATE OF UTAH             )
                          :  ss.
COUNTY OF SALT LAKE       )

         On the ------ day of February, 2001, personally appeared before me JAYANTI GOVINDJI, the signer of the above and foregoing instrument, who duly acknowledged to me that he executed the same.


                                            /s/ Donald F. Lilyquist
                                            -----------------------------------
                                            NOTARY PUBLIC


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